                                                                   EXHIBIT 21.1

                                 SUBSIDIARIES

                             PRESENT SUBSIDIARIES

                                                      State or Jurisdiction   Percentage of Voting
                    Entity Name                           Incorporation         Securities Owned
                    -----------                     ------------------------- --------------------

Teradyne Assembly Holdings Ltd..................... United Kingdom                    100%
Teradyne Assembly Limited.......................... United Kingdom                    100%
Teradyne ATE (Wuxi) Co., Ltd....................... Peoples Republic of China         100%
Teradyne Benelux, Inc. (Ltd.)...................... Delaware                          100%
Teradyne Canada Limited............................ Canada                            100%
Teradyne Connection Systems de Mexico, S.A. de C.V. Mexico                            100%
Teradyne Connection Systems SDN BHD................ Malaysia                          100%
Teradyne de Costa Rica S.A......................... Costa Rica                        100%
Teradyne EMS Inc................................... Delaware                          100%
Teradyne GmbH...................................... Germany                           100%
Teradyne Holdings Limited.......................... United Kingdom                    100%
   Teradyne Limited................................ United Kingdom                    100%
Teradyne Hong Kong, Ltd............................ Delaware                          100%
Teradyne International, Ltd........................ Barbados                          100%
Teradyne Ireland Limited........................... Ireland                           100%
Teradyne Italia S.r.L.............................. Italy                             100%
Teradyne Japan, Ltd................................ Delaware                          100%
   Teradyne K.K.................................... Japan                             100%
Teradyne Korea, Ltd................................ Delaware                          100%
Teradyne Leasing, Inc.............................. Massachusetts                     100%
Teradyne Malaysia, Ltd............................. Delaware                          100%
Teradyne de Mexico, S.A. de C.V.................... Mexico                            100%
Teradyne Netherlands B.V........................... Netherlands                       100%
Teradyne Netherlands, Ltd.......................... Delaware                          100%
Teradyne Performance Systems Limited............... United Kingdom                    100%
Teradyne Philippines Limited....................... Delaware                          100%
Teradyne Realty, Inc............................... Massachusetts                     100%
Teradyne S.A.S..................................... France                            100%
Teradyne Scandinavia, Inc.......................... Delaware                          100%
Teradyne Singapore, Ltd............................ Delaware                          100%
Teradyne Software and Systems Test, Inc............ Delaware                          100%
Teradyne Spain, Inc................................ Delaware                          100%
Teradyne Taiwan, Ltd............................... Delaware                          100%
Teradyne Thailand Inc.............................. Delaware                          100%
Alternative Delivery Systems Support, Inc.......... North Carolina                    100%
Control Automation, Inc............................ Delaware                          100%
GenRad, Inc........................................ Massachusetts                     100%
   Autodiagnos, Inc................................ Delaware                          100%
   Autodiagnos AB.................................. Sweden                            100%
   Autodiagnos BV.................................. Netherlands                       100%
   Autodiagnos GmbH................................ Germany                           100%

                                  State or Jurisdiction   Percentage of Voting
          Entity Name                 Incorporation         Securities Owned
          -----------           ------------------------- --------------------
     Autodiagnos LTD........... United Kingdom                    100%
     GenRad AB................. Sweden                            100%
     GenRad GmbH............... Germany                           100%
     GenRad Limited............ United Kingdom                    100%
     GenRad SA................. France                            100%
     GenRad Asia PTE Limited... Singapore                         100%
     GenRad Benelux B.V........ Netherlands                       100%
     GenRad Canada Limited..... Canada                            100%
     GenRad China Limited...... Peoples Republic of China         100%
     GenRad Europe Limited..... United Kingdom                    100%
     GenRad Holdings Limited... United Kingdom                    100%
     GenRad Ireland LTD........ Ireland                           100%
     GenRad Mexico, Inc........ Delaware                          100%
     Mastertech Automotive Ltd. United Kingdom                    100%
     Mitron Europe Limited..... United Kingdom                    100%
  Herco Technology Corp........ California                        100%
  Kinetrix, Inc................ Delaware                          100%
  Megatest H.K. Ltd............ Hong Kong                         100%
  Teradyne Philippines Ltd..... California                        100%
  Perception Laminates, Inc.... California                        100%
  Softbridge, Inc.............. Delaware                          100%
  Zehntel Holdings, Inc........ California                        100%
  1000 Washington, Inc......... Massachusetts                     100%


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